THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Thai Capital Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. The Fund seeks long-term capital appreciation through investment primarily in equity securities of Thai companies. The Fund's investments in Thailand are made through a wholly-owned Investment Plan established under an agreement between SCB Asset Management Co., Ltd. (the "Manager") and the Fund. The Fund's investments through the Investment Plan are managed by the Manager. Daiwa SB Investments (H.K.) Ltd. provides the Manager with advice regarding investments by the Investment Plan and manages the Fund's assets held outside the Investment Plan.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the Pacific Exchange, Inc. ("PCX") and the Osaka Securities Exchange ("OSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the PCX or the OSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's PCX trading symbol is "TF". Weekly comparative net asset value ("NAV") and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund's website includes a monthly market review and a list of the Fund's top ten industries and holdings.

INQUIRIES

    All general inquiries and requests for information should be directed to the Fund at (800) 426-5523. All written inquiries should be directed to the Fund at the following address:

The Thai Capital Fund, Inc.
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302

    For specific information about your share account, please contact EquiServe Trust Company, N.A. (the "Plan Agent") at the address shown below.

DIVIDEND REINVESTMENT PLAN

    A Dividend Reinvestment Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent at the following address:

The Thai Capital Fund, Inc.
c/o EquiServe Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011
Telephone: (800) 426-5523

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

                                                                   July 31, 2002
DEAR SHAREHOLDERS:

    The management of the Thai Capital Fund, Inc. (the "Fund") would like to take this opportunity to inform its shareholders about the Thai economy, the activities of the Stock Exchange of Thailand ("SET"), and the Fund's performance for the six months ended June 30, 2002.

A REVIEW OF THE THAI ECONOMY

    The outlook for the Thai economy is turning more positive. Key economic figures over the past five months (January-May) as reported by Bank of Thailand ("BoT") have shown an accelerating pace of recovery. Exports rose for the second consecutive month in May and more signs of a broad based recovery on the domestic front continue to be seen.

    Thailand's industrial sector expanded at a satisfactory rate. The Manufacturing Production Index ("MPI") rose by 6.0% year-on-year ("YOY") vs. 1.1% YOY for the same period last year. As expected, the rise in factory output was accompanied by a moderate rise in the capacity utilization rate to 57.7%. World Cup fever also prompted private consumption and private investment to expand in tandem with higher income from both agricultural and non-agricultural sectors. The low interest rate environment strengthened consumer and business confidence further.

    Export recovery is looking more solid in spite of China's entry into the WTO in 2001. According to the latest report, the economy's weakest spot during the past year has finally turned the corner. In U.S. dollar ("USD") terms, export growth picked up from 1.1% YOY in April to 4.3% YOY in May. However, it must be noted that an upturn in exports of manufactured goods (up 6.3% YOY) was the single engine of growth, as shipments of farm and fishery products continued to drop. Meanwhile, imports have shown a contrasting sign, falling by 2.8% YOY.

    Thailand's trade performance should show a gradual recovery for the rest of this year, although the prospects are still clouded by uncertainty about the world economy and the China/WTO factor. As widely expected, China will definitely erode the export market share of Southeast Asia's low-end manufacturers such as textile and footwear sectors. Low barriers to entry coupled with low labor costs and huge economies of scale of Chinese manufacturers will make it increasingly more difficult for the other producers in the region to compete. Only a move up the value-added ladder through improvements in production technology, design and marketing will ensure the survival of these manufacturers.

    The balance of payments was in surplus at Baht 563 million despite the BoT's debt repayment of USD 292 million to the International Monetary Fund ("IMF"). Thailand's international reserve continued to increase from USD 33.0 billion at the end of December 2001 to 35.3 billion as of May. On the currency front, the Baht has strengthened from 44.17/USD at the beginning of the year to 41.50/USD by end of June. Major factors supporting the Baht strength against USD are the delay of the U.S. economic recovery, security issues and the role of the U.S. in the Middle East conflicts.

    The latest inflation data released by the Ministry of Commerce confirms our belief that weak demand and excess capacity are still lingering in the economy. During the first six months of 2002 the Consumer Price Index ("CPI") increased by only 0.4% YOY. Another factor slowing down the growth in prices was the relatively strong

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
Baht against the USD (up by 10% quarter-on-quarter), which significantly reduced import prices for Thai consumers. Nevertheless, domestic prices are expected to pick up at a modest rate during the remaining months of 2002, as domestic demand picks up along with stronger economic activity.

THAI ECONOMIC OUTLOOK 2002

    Prospects for the world economy and particularly the U.S. economy continue to have a strong bearing on our assumptions for Thailand's economic outlook in the second half of 2002 ("2H02"). External outlook seems to indicate that the recovery in the U.S. may not be as strong as it first appeared. Weakening USD, prospects of war breaking out in the Middle East, falling stock market and accounting scandals afflicting corporate America have prompted most economists to reassess their forecasts for 2H02.

    On the domestic front, recent economic figures have confirmed mild recovery towards year-end. NESDB, an economic think tank, has recently revised up its Gross Domestic Product ("GDP") growth forecast of year 2002 from 2.5-3.5% to 2.5-4.0%, similar to the recent upgraded forecasts by both the IMF and the World Bank from 2.7% to 3.2%.

    The Consumer Confidence Index ("CCI") for June rose further to 82.1 from
78.1 in the previous month, marking the ninth consecutive rise in the Index since the September 11th attacks. Although a reading of less than 100 for the CCI means that consumers are still not optimistic, recent employment statistics indicates a stable job market and the latest upward revision in the government's GDP forecast suggest that confidence should hold up well in 2H02. Low financing rates on consumer credit and subdued inflation should have a positive effect on sales of consumer durables. Domestic car sales in June surged by 28.8% YOY to 35,000 units, the highest since the beginning of this year.

    Although there are valid concerns that a rapid expansion of consumer credit could form another bubble in household debt, we believe the situation in Thailand is still manageable. After all, consumer credit is still a relatively small portion of the financial institutions' loan portfolio. It is interesting to note that since the CCI survey was started almost four years ago it has never surpassed the 100-threshold level. However, recent behavior of household consumption suggests that the confidence level could surpass the 100 mark by the end of this year.

    On the external front, the Baht continued to rise sharply against the USD (an appreciation of almost 10% during the last six months). The improving outlook for the Thai economy during the period was partly responsible, but a collapse in the market's confidence in the U.S. also played an important role in the sharp decline of the dollar. Although a weaker Baht is clearly preferable for the export sector, there are limits to how much the BoT can intervene in the foreign exchange market. Ultimately, market forces will determine the Baht's level on a longer-term basis.

    The excess liquidity situation in the financial market continued unabated. As a result, the Monetary Policy Board (MPB) of the BoT has left the 14-day repurchase rate unchanged. We are of the opinion that the BoT may keep interest rates at the present level until the end of next year due to rising foreign reserve, low inflation and high liquidity.

    The big relief in the fixed income market was spurred by the announcement of a plan to deal with estimated losses of Baht 1.4 trillion incurred by the Financial Institutions Development Fund (FIDF) during the 1997 currency crisis. The Ministry of Finance ("MOF") and the BoT agreed to issue saving bonds worth Baht

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
305 billion to finance the FIDF's debts. The bonds, which have a maturity of five, seven and ten years, were fully subscribed by retail investors within days. The success of the FIDF issue marks a major milestone for the credit standing of Thailand to an upgrade by international rating agencies. Moreover, debt restructuring by the Thai Asset Management Corporation ("TAMC") is progressing well. A total of Baht 157.6 billion worth of debt as of May has been successfully restructured vs. the MOF's target of Baht 200 billion by the first half of 2002.

THE FIRST HALF OF 2002 STOCK MARKET OVERVIEW

    During the first six months of 2002, equity markets around the world had to contend with the prospect of a global recession led by the U.S., September 11th, the slide in Argentina's economy and the bankruptcies of Enron and WorldCom which only served to increase the levels of fear and uncertainty that pushed stock markets around the world to new lows. Thailand was an exception. The year started off with aggressive buying by foreign investors. The SET Index rose strongly by 28% from 303.85 points to 389 points in six months (peaking at 426 points), making it one of the best performing markets in the world.

    There is no doubt that the feel good factor has begun to return to Thailand during the past six months. Much of this credit must be given to the Prime Minister Thaksin's administration in articulating a domestic demand agenda, which has been successful in mobilizing dormant liquidity in what had been a very deflationary environment. The signs of that success are clear in a rising stock market and trading volumes.

    Retail investors are back in the market with average daily turnover running at Baht 10 billion compared with only Baht 5 billion in the second quarter of 2001. Foreigners are also back in force with a net buying of Baht 28 billion this year. This is in stark contrast to their absence from the market last year. In fact, foreigners sold net Baht 6 billion-worth of Thai stocks in 2001. The crux of the recent bullish mood is very much domestically driven as reflected in surging consumer lending, particularly in financing for mass residential housing and cars. Credit card issuance is also exploding.

THAI STOCK MARKET OUTLOOK

    The star performers for the first half of 2002 were the building materials sector (+93.38%), and the property and finance sectors with 84.51% and 53.43% gains, respectively. The up-beat mood has been led by high beta finance companies and property developers, whose valuations look a bit stretched. But the current bullish mood is not without justification. The current consumer boom is being driven by historically low nominal interest rates, which make financing more affordable. The finance companies have done well in the consumer-lending area because the big banks have historically been primarily corporate lenders and they are constrained by regulations from entering the car hire-purchase market directly.

    Meanwhile, the traditional bank/property emphasis in the SET is beginning to return. Finance and property companies now account for 11% of the market capitalization. Add in the banks and the ratio becomes 32%, which would increase the high beta nature of the Thai market. Therefore, more IPOs in the domestic-demand consumer sectors or privatization of state enterprises would provide the SET with more stability outside the narrow worlds of property and finance.

THE FUND'S PERFORMANCE AND STRATEGY

    As of June 30, 2002, the net asset value of the Fund was USD 4.64 per share compared to USD 3.42 per share on December 31, 2001. During the first half of the year, the Fund's performance relative to the SET Index in Thai Baht was +2.63%.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

    Moving into 2002, the Fund has retained its pro-cyclical bias towards the economically sensitive sectors, which have valuation support at current levels. In addition, encouraging data points to economic recovery over the course of 2002, which would also promote a tilt towards the cyclical sectors. While further strengthening in the currency is anticipated, it is unlikely to be too damaging to the competitiveness of the exporters. Overall, we are optimistic on the prospects of Thai equities over the course of 2002. Although there is uncertainty surrounding global economic recovery, expensive valuations against the U.S. and European equity markets should favor Thailand in that scenario.

PORTFOLIO MANAGEMENT

    Mr. Cholathee Pornrojnangkool has been the Fund's portfolio managers since November 12, 2001. SCB Asset Management Co., Ltd. ("SCBAM"), has employed
Mr. Pornrojnangkool since 1999, and he is currently a member of SCBAM's Investment Committee. Previously, Mr. Pornrojnangkool was a private fund manager at SCB Securities Ltd. He has eight years of investment experience.

    Mrs. Naravadee Jaijongkit is responsible for overseeing SCBAM's Equity Group and is a senior member of SCBAM's Investment Committee as well as its Management Committee. Mrs. Jaijongkit joined the firm in 1998 and was previously with SCB Securities Ltd. as a fund manager in its private client division.
Mrs. Jaijongkit has nine years of investment experience.

    Finally, the Fund's management would like to express its sincere thanks to all shareholders for their continued support and participation.

Sincerely yours,

/s/ Ikuo Mori
IKUO MORI
CHAIRMAN OF THE BOARD

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
THAI COMMON, WARRANTS AND PREFERRED STOCKS--94.85%

-------------------------------------------
COMMON STOCKS--90.73%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
BANKS--21.51%
 1,102,700  Bangkok Bank Public Co., Ltd.*.....  $  1,482,565
   740,400  DBS Thai Danu Bank Public Co.,
             Ltd.*.............................       114,655
 1,673,700  Industrial Finance Corp. of
             Thailand*.........................       283,293
 1,484,300  Krung Thai Bank Public Co.,
             Ltd.*.............................       399,124
 1,267,400  The Thai Farmers Bank Public Co.,
             Ltd...............................       859,608
                                                 ------------
                                                    3,139,245
                                                 ------------
BUILDING MATERIALS--6.47%
    41,400  The Siam Cement Public Co., Ltd....       944,261
                                                 ------------
COMMERCE--2.46%
   476,700  BIG C Supercenter Public Co.,
             Ltd.*.............................       239,199
   113,400  Siam Makro Public Co., Ltd.........       119,794
                                                 ------------
                                                      358,993
                                                 ------------
COMMUNICATION--14.13%
 1,275,500  Advanced Info Service Public Co.,
             Ltd...............................     1,201,956
   190,900  Samart Corp. Public Co., Ltd.......        63,707
 1,169,000  Shin Corporations Public Co.,
             Ltd.*.............................       392,926
   283,950  Shinawatra Satellite Public Co.,
             Ltd.*.............................       170,432
   359,500  TelecomAsia Corp. Public Co.,
             Ltd.*.............................        57,829

  SHARES                                            VALUE
----------                                       ------------

   394,400  United Communication Industry
             Public Co., Ltd.*.................  $    175,177
                                                 ------------
                                                    2,062,027
                                                 ------------
ELECTRONIC COMPONENTS--3.10%
   584,840  Delta Electronics Thai Public Co.,
             Ltd...............................       379,113
    43,100  Hana Microelectronic Public Co.,
             Ltd...............................        72,952
                                                 ------------
                                                      452,065
                                                 ------------
ENERGY--13.28%
   333,900  Electricity Generating Public Co.,
             Ltd...............................       328,677
   342,100  PTT Exploration and Production
             Public Co., Ltd...................       960,964
   585,000  PTT Public Co., Ltd................       505,623
   345,600  Ratchaburi Electricity Generating
             Holding Public Co., Ltd...........       142,715
                                                 ------------
                                                    1,937,979
                                                 ------------
ENTERTAINMENT & RECREATION--6.99%
   125,300  BEC World Public Co., Ltd..........       721,989
 1,200,000  ITV Public Co., Ltd................       161,338
    17,300  Major Cineplex Group Public Co.,
             Ltd...............................        25,752
   282,777  United Broadcasting Corp. Public
             Co., Ltd.*........................       111,341
                                                 ------------
                                                    1,020,420
                                                 ------------
FINANCE & SECURITIES--2.72%
 1,141,100  National Finance Public Co.,
             Ltd.*.............................       397,246
                                                 ------------

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS (CONCLUDED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
HOUSEHOLD GOODS--0.41%
   102,700  Modernform Group Public Co.,
             Ltd...............................  $     59,177
                                                 ------------
MINING--1.53%
   713,700  Padaeng Industry Public Co.,
             Ltd...............................       222,755
                                                 ------------
PRINTING & PUBLISHING--3.08%
   327,900  Amarin Printing Group Public Co.,
             Ltd...............................       448,730
                                                 ------------
PROPERTY DEVELOPMENT--9.77%
   753,900  Land and House Public Co., Ltd.....     1,357,511
   110,400  Sammakorn Public Co., Ltd..........        67,589
                                                 ------------
                                                    1,425,100
                                                 ------------
RETAIL FOOD--1.77%
    70,000  S&P Syndicate Public Co., Ltd......        34,116
    13,800  Serm Suk Public Co., Ltd...........        82,830
   337,500  Thai Union Frozen Products Public
             Co., Ltd..........................       141,801
                                                 ------------
                                                      258,747
                                                 ------------
UTILITIES--2.01%
   403,100  Eastern Water Resources Development
             & Management Public Co., Ltd......       292,756
                                                 ------------
VEHICLES & PARTS--1.50%
   475,000  Thai Rung Union Car Co., Ltd.......       124,305

  SHARES                                            VALUE
----------                                       ------------

    46,900  Thai Stanley Electric Public Co.,
             Ltd...............................  $     94,585
                                                 ------------
                                                      218,890
                                                 ------------
Total Common Stocks
  (Cost--$13,284,708)..........................    13,238,391
                                                 ------------

-------------------------------------------
WARRANTS--2.14%
-------------------------------------------

PROPERTY DEVELOPMENT--2.11%
   285,550  Land & House Public Co., Ltd.*.....       308,506
                                                 ------------
RETAIL FOOD--0.03%
    35,000  S&P Syndicate Public Co., Ltd......         4,285
                                                 ------------
Total Warrants (Cost--$0)......................       312,791
                                                 ------------

-------------------------------------------
PREFERRED STOCKS--1.98%
-------------------------------------------

BANKS--1.59%
   336,500  The Siam Commercial Bank Public
             Co., Ltd.*........................       232,269
                                                 ------------
FINANCE & SECURITIES--0.39%
   104,100  TISCO Finance Public Co., Ltd......        56,734
                                                 ------------
Total Preferred Stocks
  (Cost--$220,019).............................       289,003
                                                 ------------
Total Thai Common, Warrants and Preferred
  Stocks
  (Cost--$13,504,727)..........................    13,840,185
                                                 ------------

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------
SHORT-TERM INVESTMENTS--3.25%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                             VALUE
----------                                       ------------
THAI BAHT SAVINGS ACCOUNT--1.28%
     2,514  Bank Credit Agricole Indosuez,
             1.75% (Payable on Demand).........  $     60,364
     5,271  Citibank N.A. Gold 1.50%, (Payable
             on Demand)........................       126,557
                                                 ------------
Total Thai Baht Savings Account................       186,921
                                                 ------------
U.S. DOLLAR TIME DEPOSIT--1.97%
      $287  Bank of New York, 0.10%, due
             7/1/02............................       286,903
                                                 ------------
Total Short-Term Investments
  (Cost--$459,619).............................       473,824
                                                 ------------
Total Investments--98.10%
  (Cost--$13,964,346)..........................    14,314,009
Other assets less liabilities--1.90%...........       277,751
                                                 ------------
NET ASSETS (Applicable to 3,139,294 shares of
  capital stock outstanding; equivalent to
  $4.64 per share)--100.00%....................  $ 14,591,760
                                                 ============
------------------------
 *  Non-income producing securities.

-------------------------------------------
TEN LARGEST EQUITY
CLASSIFICATIONS HELD
JUNE 30, 2002
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------
Banks**............................    23.10%
Communication......................    14.13
Energy.............................    13.28
Property Development#..............    11.88
Entertainment & Recreation.........     6.99
Building Materials.................     6.47
Finance & Securities**.............     3.11
Electronic Components..............     3.10
Printing & Publishing..............     3.08
Commerce...........................     2.46

-------------------------------------------
TEN LARGEST EQUITY
POSITIONS HELD
JUNE 30, 2002
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----                                ----------
Land and House Public Co., Ltd.#...    11.42%
Bangkok Bank Public Co., Ltd.......    10.16
Advanced Info Service Public Co.,
  Ltd..............................     8.24
PTT Exploration and Production
  Public Co., Ltd..................     6.59
The Siam Cement Public Co., Ltd....     6.47
The Thai Farmers Bank Public Co.,
  Ltd..............................     5.89
BEC World Public Co., Ltd..........     4.95
PTT Public Co., Ltd................     3.47
Amarin Printing Group Public Co.,
  Ltd..............................     3.08
Krung Thai Bank Public Co., Ltd....     2.74
-----------------------------------------------
 #  Includes the value of warrants.
**  Includes the value of preferred stocks.

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost--$13,964,346).......................    $ 14,314,009
  Cash denominated in foreign currency
   (cost--$395,260)..........................         406,904
  Interest and dividends receivable..........           9,028
  Prepaid expenses...........................          10,371
                                                 ------------
    Total assets.............................      14,740,312
                                                 ------------
LIABILITIES
  Accrued expenses and other liabilities.....         148,552
                                                 ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   3,139,294 shares issued and outstanding...          31,393
  Paid-in capital in excess of par value.....      61,751,556
  Accumulated net investment loss............         (34,283)
  Accumulated net realized loss on
   investments and foreign currency
   transactions..............................     (47,518,319)
  Net unrealized appreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........         361,413
                                                 ------------
    Net assets applicable to shares
     outstanding.............................    $ 14,591,760
                                                 ============
        NET ASSET VALUE PER SHARE............    $       4.64
                                                 ============

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends..................................    $  251,195
  Interest...................................         2,927
                                                 ----------
    Total investment income..................       254,122
                                                 ----------
EXPENSES:
  Administration fee and expenses............        76,940
  Legal fees and expenses....................        48,951
  Investment advisory fee....................        40,469
  Investment management fee..................        40,444
  Osaka Securities Exchange fees and
   expenses..................................        29,490
  Audit and tax services.....................        26,035
  Reports and notices to shareholders........        18,856
  Directors' fees and expenses...............        18,335
  Custodian fees and expenses................        11,766
  Transfer agency fee and expenses...........         9,917
  Insurance expense..........................         2,764
  Other......................................         5,415
                                                 ----------
    Total expenses...........................       329,382
                                                 ----------
  Waiver of:
    Administration fee.......................       (25,000)
    Investment advisory fee..................       (15,977)
                                                 ----------
NET INVESTMENT LOSS AFTER WAIVERS............       (34,283)
                                                 ----------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT
 ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized losses on investments.........      (408,176)
  Net realized foreign currency transaction
   gains.....................................        35,912
  Net change in unrealized appreciation
   (depreciation) on equity investments......     4,270,289
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments and other assets
   and liabilities denominated in foreign
   currency..................................         5,127
                                                 ----------
Net realized and unrealized gains from
 investment activities and foreign currency
 transactions................................     3,903,152
                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $3,868,869
                                                 ==========

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    FOR THE SIX
                                                                      MONTHS
                                                                       ENDED             FOR THE
                                                                     JUNE 30,           YEAR ENDED
                                                                       2002            DECEMBER 31,
                                                                    (UNAUDITED)            2001
                                                                    -----------        ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment loss.......................................        $   (34,283)       $   (522,310)
  Net realized gain (loss) on:
    Investments.............................................           (408,176)         (2,015,064)
    Foreign currency transactions...........................             35,912             (96,276)
  Net change in unrealized appreciation on:
    Investments in equity securities........................          4,270,289           2,746,812
    Translation of short-term investments and other assets
     and liabilities denominated in foreign currency........              5,127              78,557
                                                                    -----------        -----------
  Net increase in net assets resulting from operations......          3,868,869             191,719
NET ASSETS:
  Beginning of period.......................................         10,722,891          10,531,172
                                                                    -----------        -----------
  End of period.............................................        $14,591,760        $ 10,722,891
                                                                    ===========        ===========

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Thai Capital Fund, Inc. (the "Fund") was incorporated in Maryland on March 14, 1990 and commenced operations on May 30, 1990. It is registered with the U.S. Securities and Exchange Commission as a non-diversified, closed-end management investment company.

    The Fund makes its investments in Thailand through a wholly-owned Investment Plan pursuant to a contract with SCB Asset Management Co., Ltd. (the "Manager"). Effective November 12, 2001, SCB Asset Management Co., Ltd. assumed the investment management responsibilities from Thai Farmers Asset Management Co., Ltd. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Investment Plan and the Fund.

    The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities listed on the Securities Exchange of Thailand for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if there were no sales on such date, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices. In instances where quotations are not readily available or where the price determined is deemed not to represent fair market value, fair value is determined in good faith in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

    TAX STATUS--It is the Fund's intention to continue to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income or excise taxes is required in the financial statements.

    Remittances from the Investment Plan to the Fund are subject to a Thai withholding tax of 10% and such remittances are required by Thai law to be derived only from the Investment Plan's net income and net realized gains on the sale of securities. The Fund records a provision for such taxes based upon the Investment Plan's overall net increase in net assets resulting from operations determined by reference to the Baht. Remittances for the payment of expenses are not subject to a Thai withholding tax.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered

THE THAI CAPITAL FUND, INC
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are accounted for on the trade date (the date upon which the order to buy or sell is executed). Costs used in determining realized gains and losses on the sale of investments are those of specific securities sold. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Manager acts as the investment manager of the Investment Plan pursuant to the Investment Contract. The Manager makes the investment management decisions relating to the Fund's assets held through the Investment Plan. For its management services, the Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan's average net assets. At June 30, 2002, the Fund owed the Manager $7,416. In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2002, no such expenses were paid to the Manager.

    Under the International Investment Advisory Agreement, Daiwa SB Investments (H.K.) Ltd. ("the Adviser") provides general and specific investment advice to the Manager with respect to the Fund's assets held through the Investment Plan, but the Manager makes the ultimate decisions regarding investments. In addition, the Adviser manages the Fund's assets held outside the Investment Plan. The Fund pays to the Adviser a fee, which accrues weekly and is payable monthly in U.S. Dollars, at an annual rate equal to 0.60% of the Fund's average net assets. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. However, for the six months ended June 30, 2002, there were no out-of-pocket expenses incurred by the Adviser. Effective June 1, 2002, the Adviser has voluntarily decreased its fee to 0.20% of the Fund's average net assets. At June 30, 2002, the Fund owed the Adviser $2,488, net of waivers.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. DSTC has voluntarily decreased its minimum annual administration fee to $100,000 for the year ended December 31, 2002. In addition, as

THE THAI CAPITAL FUND, INC
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
permitted by the Administration Agreement, the Fund reimburses DSTC for its out-of-pocket expenses related to the Fund. During the six months ended
June 30, 2002, expenses of $1,940 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund's Board.

    DSTC also acts as custodian for the Fund's U.S. assets. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. During the six months ended June 30, 2002, DSTC earned $3,646, as compensation for its custodial services to the Fund.

    At June 30, 2002, the Fund owed $8,333 and $658 to DSTC for administration and custodian fees, respectively.

    The Fund paid or accrued $43,639 for the six months ended June 30, 2002 for legal services in conjunction with the Fund's ongoing operations to the Fund's law firm, Clifford Chance Rogers & Wells LLP, of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    During the six months ended June 30, 2002, the Fund made purchases of $1,513,387 and sales of $1,554,259 of investment securities, excluding short-term investments. For federal income tax purposes, the aggregate cost of investments at June 30, 2002 was substantially the same as the cost of securities for financial statement purposes. At June 30, 2002, net unrealized appreciation for Federal income tax purposes, excluding short-term securities aggregated $335,458 of which $3,198,381 related to appreciated securities and $2,862,923 related to depreciated securities.

    At December 31, 2001, the Fund had a capital loss carryover of $46,868,088, of which $8,055,254 expires in the year 2005, $24,330,001 expires in the year 2006, $6,364,433 expires in the year 2007, $5,797,861 expires in the year 2008 and $2,320,539 expires in the year 2009, available to offset future net capital gains. The capital loss carryover differs from the financial statement amount due to temporary differences arising from wash sales.

CONCENTRATION OF RISK

    The Fund's investments in Thailand involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future economic and political developments and the level of government supervision and regulation of securities markets.

    The currency transactions of the Fund and the Investment Plan are subject to Thai foreign exchange control regulations. Remittances from the Plan require the approval of the Exchange Control Officer of the Bank of Thailand. There can be no assurance that approval of remittances from the Plan will be granted in a timely fashion or at all.

    The economic difficulties experienced in Thailand have had an impact on the banking industry. All of the Fund's investments are held in Thailand through a subcustodial arrangement with Bangkok Bank Public Company Limited (the "subcustodian") and the Fund's securities in turn are being held by the Thailand Securities Depository Company in book-entry form. In the event of failure of the subcustodian, legal counsel has

THE THAI CAPITAL FUND, INC
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------
informed the Fund that the Fund would be able to recover all of its securities held by the subcustodian. The Fund's ability to enter into investment transactions pertaining to such securities may be effectively restricted for the period of time required to resolve the Fund's claim to recover such securities.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 3,139,294 shares outstanding at June 30, 2002, Daiwa Securities America Inc., a lead underwriter of the Fund and an affiliate of both the Adviser and DSTC, owned 7,230 shares. The financial statements have been adjusted on a retroactive basis to reflect the reverse stock split.

SUBSEQUENT EVENTS

    Effective August 5, 2002, the Fund's issued and outstanding shares had a one-for-two reverse split. As a result the shares outstanding were reduced to 3,139,294.

    The Fund is in the process of delisting from the Osaka Securities Exchange and has applied for listing on the American Stock Exchange.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS+
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                               FOR THE SIX
                                               MONTHS ENDED
                                                 JUNE 30,               FOR THE YEARS ENDED DECEMBER 31,
                                                   2002       ----------------------------------------------------
                                               (UNAUDITED)      2001       2000       1999       1998       1997
                                               ------------   --------   --------   --------   --------   --------
Net asset value, beginning of period........     $ 3.42       $ 3.36     $ 7.22     $ 6.24     $ 5.76     $ 19.22
                                                 -------      -------    -------    -------    -------    -------
Net investment income (loss)................      (0.02)       (0.16)*    (0.18)*    (0.18)     (0.10)      0.14 *
Net realized and unrealized gains (losses)
 on investments and foreign
 currency transactions......................       1.24         0.22 *    (3.68)*     1.16       0.58     (13.60)*
                                                 -------      -------    -------    -------    -------    -------
Net increase (decrease) in net asset value
 resulting from operations..................       1.22         0.06      (3.86)      0.98       0.48     (13.46)
                                                 -------      -------    -------    -------    -------    -------
Net asset value, end of period..............     $ 4.64       $ 3.42     $ 3.36     $ 7.22     $ 6.24     $ 5.76
                                                 =======      =======    =======    =======    =======    =======
Per share market value, end of period.......     $ 4.000      $ 2.800    $ 3.250    $ 9.750    $ 7.626    $ 7.500
                                                 =======      =======    =======    =======    =======    =======
Total investment return:
  Based on market price at beginning and end
   of period, assuming reinvestment of
   dividends................................      42.86 %     (13.85)%   (66.67)%    27.87 %     1.67 %   (62.50)%
  Based on net asset value at beginning and
   end of period, assuming reinvestment
   of dividends.............................      35.67 %       1.79 %   (53.46)%    15.71 %     8.33 %   (70.03)%
Ratios and supplemental data:
  Net assets, end of period
   (in millions)............................    $ 14.6        $ 10.7     $ 10.5     $ 22.6     $ 19.6     $ 18.1
  Ratios to average net assets of:
    Expenses, excluding Thai taxes
     applicable to net investment income....       4.29 %**     5.98 %     4.73 %     3.92 %     3.83 %     2.78 %
    Expenses, including Thai taxes
     applicable to net investment income....       4.29 %**     6.43 %     5.11 %     3.92 %     3.83 %     3.16 %
    Expenses excluding waiver of
     Administration and Advisory fee
     applicable to net investment income....       4.90 %**     7.09 %     5.66 %     4.16 %     4.09 %      --
    Expenses including waiver of
     Administration and Advisory fee
     applicable to net investment income....       4.29 %**     6.43 %     5.11 %     3.92 %     3.83 %      --
    Net investment income (loss)............      (0.51)%**    (4.77)%    (4.03)%    (2.78)%    (1.64)%     1.15 %
Portfolio turnover..........................      12.11 %      20.85 %    45.46 %    63.45 %    38.91 %    40.61 %

---------------------------------------------------------------------------
  + Per share values are unaudited and adjusted to reflect the one-for-two reverse stock split effective August 5, 2002.
  *  After provision for Thai taxes.
 **  Annualized.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

    On June 5, 2002, the Annual Meeting of Stockholders of The Thai Capital Fund, Inc. (the "Fund") was held and the following matters were voted upon and passed.

    (1) Election of two Class II Directors to the Board of Directors of the Fund to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2005 and the election of one Class III Director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2003.

                             NUMBER OF SHARES/VOTES
                             ----------------------

                                    PROXY AUTHORITY
      CLASS II          VOTED FOR      WITHHELD
---------------------   ---------   ---------------
Austin C. Dowling       5,162,457        148,352
Oren G. Shaffer         5,162,198        148,611

      CLASS III
---------------------
Ikuo Mori               5,162,977        145,832

    In addition to the three Directors re-elected at the Meeting, Martin J. Gruber, David G. Harmer and Alfred C. Morley were the other members of the Board who continued to serve as Directors of the Fund.

    (2) Approval of a one-for-two reverse split of the Fund's issued and outstanding shares of common stock and the amendment to its Articles of Incorporation.

VOTED FOR               VOTED AGAINST   ABSTENTIONS
---------------------   -------------   -----------
5,149,167                  150,188         11,454

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
AN IMPORTANT NOTICE CONCERNING OUR PRIVACY POLICY
--------------------------------------------------------------------------------

    This Privacy Notice describes the types of non-public information we collect about you, the ways we safeguard the confidentiality of this information and when this information may be shared with others. In this Privacy Notice, the terms "we," "our" and "us" refer to the Fund. The term "you" in this Privacy Notice refers broadly to all of our individual stockholders (including prospective and former individual stockholders).

    In order to provide you with services, we collect certain non-public information about you. We obtain this personal information from the following sources:

    -  Applications and other forms you submit to us.

    -  Dealings and transactions with us or others.

    We do not disclose any non-public personal information about you to anyone, except as permitted by law. For instance, so that we may effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

    We maintain physical, electronic and procedural security measures that comply with federal standards to safeguard your non-public personal information. Access to such information is restricted to those agents of the Fund who are trained in the proper handling of client information and who need to know that information in order to provide services to stockholders.

-----------------------------------------

BOARD OF DIRECTORS

Ikou Mori, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Alfred C. Morley
Oren G. Shaffer
----------------------------------------------

OFFICERS

John J. O'Keefe
VICE PRESIDENT AND TREASURER
Judy Runrun T. Kushner
SECRETARY
Laurence E. Cranch
ASSISTANT SECRETARY

----------------------------------------------

ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
----------------------------------------------
INVESTMENT MANAGER
SCB Asset Management Co., Ltd.

INVESTMENT ADVISER
Daiwa SB Investments (H.K.) Ltd.

ADMINISTRATOR
Daiwa Securities Trust Company

CUSTODIANS
Bangkok Bank Public Company, Ltd.
  (Thai Custodian)
Daiwa Securities Trust Company
  (U.S. Custodian)

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company, N.A.

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
----------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Comapny Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2002

                           -------------------------

                            [THAI CAPITAL FUND LOGO]

                                THE THAI CAPITAL
                                   FUND, INC.
                               ------------------